Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report on Form 10-Q of East Kansas Agri-Energy, LLC (the “Company”) for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas D. Leitnaker, Chief Financial Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas D. Leitnaker
Thomas D. Leitnaker
Chief Financial Officer and Principal Financial and Accounting Officer
Dated: August 10, 2007